UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Target Hospitality Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. For complete information and to vote, visit www.ProxyVote.com Control # TARGET HOSPITALITY CORP. TARGET LODGING 9320 LAKESIDE BLVD. SUITE 300 THE WOODLANDS, TX 77381 TARGET HOSPITALITY CORP. 2026 Annual Meeting Vote by May 20, 2026 11:59 PM ET You invested in TARGET HOSPITALITY CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 21, 2026. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 21, 2026 10:00 AM, Central Time Virtually at: www.virtualshareholdermeeting.com/THCORP2026 V86890-P47168

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Elect as directors the 6 nominees listed in the Proxy Statement to serve until the 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified For Nominees: 01) James B. Archer 02) Alex Hernandez 03) Martin Jimmerson 04) Linda Medler 05) Pamela H. Patenaude 06) Stephen Robertson 2. Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. For 3. Advisory Vote on the Compensation of our Named Executive Officers (Say on Pay). For 4. Third Amendment to the Target Hospitality Corp. 2019 Incentive Award Plan. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. V86891-P47168